Morgan Stanley Natural Resource Development Securities Inc.
                          Item 77(O) 10F-3 Transactions
                         March 1, 2004 - August 31, 2004



 Security   Purcha   Size   Offeri    Total   Amount   % of    % of
Purchased     se/     of      ng     Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng      of    Offering  Purcha  Purcha   Tota
                            Shares              sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
            3/17/0 16,767   $45.00  $754,522  60,000  0.358%   1.80    Morgan
              4     ,169              ,605                      4%    Stanley,
                                                                       Lehman
 Peabody                                                             Brothers,
  Energy                                                               Credit
Corporatio                                                             Suisse
    n                                                                  First
                                                                      Boston,
                                                                      Merrill
                                                                      Lynch &
                                                                     Co., Bear,
                                                                     Stearns &
                                                                     Co. Inc.,
                                                                        A.G.
                                                                     Edwards &
                                                                       Sons,
                                                                     Inc., Legg
                                                                     Mason Wood
                                                                       Walker
                                                                       Inc.,
                                                                      Stifel,
                                                                     Nicolaus &
                                                                      Company
                                                                        Inc.